Investor/Analyst Forum September 2014 Creating sustainable food, feed and fuel ingredients for a growing population EXHIBIT 99.1

Creating sustainable food, feed and fuel ingredients for a growing population Safe Harbor Statement This media release contains “forward-looking” statements regarding the business operations and prospects of Darling Ingredients Inc. and industry factors affecting it. These statements are identified by words such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “could,” “may,” “will,” “should,” “planned,” “potential,” “continue,” “momentum,” and other words referring to events that may occur in the future. These statements reflect Darling Ingredient’s current view of future events and are based on its assessment of, and are subject to, a variety of risks and uncertainties beyond its control, each of which could cause actual results to differ materially from those indicated in the forward-looking statements. These factors include, among others, existing and unknown future limitations on the ability of the Company's direct and indirect subsidiaries to upstream their profits to the Company for payments on the Company's indebtedness or other purposes; general performance of the U.S. and global economies; disturbances in world financial, credit, commodities and stock markets; any decline in consumer confidence and discretionary spending, including the inability of consumers and companies to obtain credit due to lack of liquidity in the financial markets; volatile prices for natural gas and diesel fuel; climate conditions; unanticipated costs or operating problems related to the acquisition and integration of Rothsay and Darling Ingredients International (including transactional costs and integration of the new enterprise resource planning (ERP) system); global demands for bio-fuels and grain and oilseed commodities, which have exhibited volatility, and can impact the cost of feed for cattle, hogs and poultry, thus affecting available rendering feedstock and selling prices for the Company’s products; reductions in raw material volumes available to the Company due to weak margins in the meat production industry as a result of higher feed costs, reduced consumer demand or other factors, reduced volume from food service establishments, reduced demand for animal feed, or otherwise; reduced finished product prices; changes to worldwide government policies relating to renewable fuels and greenhouse gas emissions that adversely affect programs like the National Renewable Fuel Standard Program (RFS2) and tax credits for biofuels both in the U.S. and abroad; possible product recall resulting from developments relating to the discovery of unauthorized adulterations to food or food additives; the occurrence of Bird Flu including, but not limited to H1N1 flu, bovine spongiform encephalopathy (or "BSE"), porcine epidemic diarrhea ("PED") or other diseases associated with animal origin in the U.S. or elsewhere; unanticipated costs and/or reductions in raw material volumes related to the Company’s compliance with the existing or unforeseen new U.S. or foreign regulations (including, without limitation, China) affecting the industries in which the Company operates or its value added products (including new or modified animal feed, Bird Flu, PED or BSE or similar or unanticipated regulations); risks associated with the renewable diesel plant in Norco, Louisiana owned and operated by a joint venture between Darling Ingredients and Valero Energy Corporation, including possible unanticipated operating disruptions; risks relating to possible third party claims of intellectual property infringement; increased contributions to the Company’s pension and benefit plans, including multiemployer and employer-sponsored defined benefit pension plans as required by legislation, regulation or other applicable U.S. or foreign law or resulting from a U.S. mass withdrawal event; bad debt write-offs; loss of or failure to obtain necessary permits and registrations; continued or escalated conflict in the Middle East, North Korea, Ukraine or elsewhere; and/or unfavorable export or import markets. Other risks and uncertainties regarding Darling Ingredients Inc., its business and the industries in which it operates are referenced from time to time in the Company’s filings with the Securities and Exchange Commission. Darling Ingredients Inc. is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward- looking statements whether as a result of new information, future events or otherwise. 2

Creating sustainable food, feed and fuel ingredients for a growing population Our Historical Timeline 3 TRS: Additional value add services; New raw material supply DAR: Rendering; Used cooking oil (UCO); Trap DGD: Value add fats; Hedge core business Rothsay: Leading position in Canada NBP & Griffin Industries: Raw material diversity; Value add proteins; Bakery recycling VION: Leading global gelatin position; Fee for services rendering business; Value add products 2 0 1 4 2 0 0 6 -1 0 Today... 2 0 1 3 A history of growth ... from a regional U.S. renderer, to a global ingredients company At 2003

4

A World Leader in Bio-Nutrient Transformation

Global footprint:	5 continents
Locations:	Over 200
Founded:	1882
Listed:	1994
Publicly traded:	NYSE: DAR
Principal segments:	Three
Industries served:	Pharmaceutical, food, pet food, feed, technical, fuel, bioenergy, fertilizer
LTM June 2014 pro forma revenue:	~$4.0 billion
Employees:	Approx. 10,000
Headquarters:	Irving, Texas, USA
Regional Offices:	Cold Spring, Kentucky, USA Dundas, Ontario, Canada Son, Netherlands

Food
- Gelatin
- Casings
- Functional Proteins
- Food Grade Fats
- Heparin
- Bone China

Feed
- Proteins
- Fats
- Bakery Feeds
- Organic Fertilizers
- Plasmas
- Hides

Fuel
- Renewable Fuels
- Biofuels
- Green Gas
- Green Electricity

DARLING INGREDIENTS INC.

Creating sustainable food, feed and fuel ingredients for a growing population

Creating sustainable food, feed and fuel ingredients for a growing population Process USA Canada Europe China S. America Australia Total: Rendering - (C3 By-products & UCO) 35 5 10 50 Transfer Stations 54 8 62 Protein Blending 4 4 Bakery 11 11 Used Cooking Oil processing only 8 1 9 Disposal Rendering - (C1 & C2) 5 5 Fat melting - food grade 5 5 Blood Plasma 1 4 5 1 1 12 Bone Ash 2 2 Bio Diesel 1 1 2 Renewable Diesel 1 1 Gelatin 2 4 4 3 13 Casings 4 1 5 Environmental Services 4 1 5 Fertilizer 1 1 Petfood 1 1 2 Hides 3 3 6 126 6 48 10 4 1 195 Locations by Continent and Process European categories for rendering of animal by-products: • C3 – food-grade material, for food and feed products • C2 – unfit for food or animal feed, can be used as fertilizer • C1 – must be destroyed; used to generate green energy * Note: List excludes administrative and dedicated sales offices. * Facility in the permitting process. 5

Creating sustainable food, feed and fuel ingredients for a growing population Creates Margin Opportunity DAR is operated as a spread business Operating Costs Transportation Costs Energy Costs 6 Global Drivers to Business Raw Material Availability Competing Ingredient Supply Some sources estimate strong growth in world population which will drive Food, Feed & Fuel demand “How We Buy It”

Creating sustainable food, feed and fuel ingredients for a growing population Genesis of Business Model 7 Diverse Raw Material Supply Establish Spread/Margin Transform and Value Add Shift Risk Solid Business Market Growth New Market Spread Management Our model today has evolved to one that shifts the majority of commodity risk to the supplier in most businesses. Our Bakery Feeds business is the exception; buy as a % of corn & sell as a % of corn. Our Used Cooking Oil collection business has grown and transi- tioned. DGD created an alternative market and counter-cyclical hedge for our fats & grease. Finished product prices do move in relation to competing ingre- dients; our goal is to operate DAR as a spread management business when possible. The most critical factor in our business is “How we buy raw material” Identify Highest Value Market

Creating sustainable food, feed and fuel ingredients for a growing population 8 Return on Gross Investment (ROGI): Earnings before interest, taxes, depreciation and amortization adjusted for certain non- operational costs divided by the sum of Total Assets plus Accumulated Depreciation and Amortization less Deferred Tax Assets less Excess Cash less Non-Interest Bearing Liabilities including, but not limited to Accounts Payable, Accrued Expenses, Pension Liabilities and Other Non-Current Liabilities. How Do We Measure Success? Darling targets employing capital at a 15% or higher rate of return while maintaining a conservative balance sheet

Food, Feed & Fuel Our Business Segments Creating sustainable food, feed and fuel ingredients for a growing population

Creating sustainable food, feed and fuel ingredients for a growing population The ingredients we produce are used in three primary segments: - Food (pharmaceutical, gelatin, natural casings, edible fats) - Feed (fats & proteins, pet food, nutritional feed supplements, fertilizers) - Fuel (renewable and bio-diesel, green gas, green electricity) 10 Our Brands by Reporting Segments

Creating sustainable food, feed and fuel ingredients for a growing population Ingredients for living. Darling’s food ingredients are sold to a worldwide market that includes the pharmaceutical, food, nutraceuticals and cosmetic industries. 11 Our Food Ingredients – A Closer Look

Creating sustainable food, feed and fuel ingredients for a growing population • Rousselot is the world’s leading supplier of gelatin and collagen peptides to a global market* • Europe held the highest market share of gelatin revenue and volume in 2013, followed by North America and Asia/Pacific, the fastest growing market area* • Rousselot has 13 production facilities selling to 75 countries worldwide MARKET DRIVERS • Supply and competing uses for bones, hides and pig skins • Demand for gelatin in food and beverages • Pharmaceutical demand • Film industry demand 12 Food – A Closer Look: * “Gelatin Market Analysis by Raw Material, By Application, and Segment Forecasts to 2020” by Grand View Research, Inc., 2014

Creating sustainable food, feed and fuel ingredients for a growing population • Turnkey supplier of natural sausage casings and meat by-products to the food and meat processing industry • Traceability and food safety are critical to CTH operations • 50 years experience sourcing, processing and selling the highest quality product through an extensive export network • CTH employs 1,100 people with sorting facilities in Europe and China MARKET DRIVERS • Supply of hogs and sheep • World demand for sausage products particularly in China and Eastern Europe • Competition from collagen casings 13 Food – A Closer Look:

Creating sustainable food, feed and fuel ingredients for a growing population 14 Food – A Closer Look: Edible Fat • Sonac fat processes, refines and packages high-quality food-grade animal fats for baking, frying fats and spreads (schmaltz, lard) • Some Sonac fat products are used as a natural binding agent to add texture and firmness to processed meats and other processed foods • Sonac food-grade fat has processing facilities in Germany and the Netherlands MARKET DRIVERS • Palm oil • Competing spread alternatives • Food / Technical • General European economy

Creating sustainable food, feed and fuel ingredients for a growing population 15 Our Feed Ingredients – A Closer Look Nutrients for growth. Our feed ingredients compose the largest segment of our business, with sales to animal feed, aquaculture and pet food manufacturers worldwide.

Creating sustainable food, feed and fuel ingredients for a growing population 16 North American Feed Ingredients • DAR PRO Ingredients • DAR PRO Solutions • Bakery Feeds • Rothsay • Terra Renewal • Nature Safe Feed – A Closer Look: Geographic Production European Feed Ingredients • Sonac Operated as Margin Management Business Feed is our largest segment, predominantly attributable to the USA FEED MARKET DRIVERS • Raw material volume • Competing agricultural-based ingredients • Feed demand/Protein production • Pet food demand • Biofuel production

Creating sustainable food, feed and fuel ingredients for a growing population $5.14 $3.78 $4.27 $6.89 $7.21 $6.22 $198 $139 $195 $296 $295 $266 $0 $50 $100 $150 $200 $250 $300 $350 2008 2009 2010 2011 2012 2013 Bakery Revenue ($ in millions) Corn Price ($/bushel) 17 North America - Bakery Feeds Source: Jacobsen Index and Corporate Management 2008 – 2010 pro forma financials from Griffin Industries • Cookie Meal®, a Bakery Feeds product, is a premium, high- energy, animal feed ingredient that competes with corn in poultry, swine or pet food diets • Bakery Feeds earnings reflect corn price through shared margins with commercial bakery suppliers MARKET DRIVERS: • Corn price • Raw material volume • Calorie substitutes in feed

Creating sustainable food, feed and fuel ingredients for a growing population • Sonac is Europe’s leading supplier of consistent and high-quality proteins, fats and minerals from food grade animal by-products that are used in pet foods, animal feed and fertilizers. Sonac products are marketed as: 18 European Feed Ingredients: Sonac Bone: • Raw material for our gelatin plants • Also used for value added animal feed ingredients, bone china, glue Sonac Blood: • Highly functional proteins for aquaculture, animal feed and pet food Sonac: • Rendered fats and proteins for animal feeds and pet food (similar to US operations) MARKET DRIVERS • Raw material supply • Environmental regulations and policies • Energy costs

Creating sustainable food, feed and fuel ingredients for a growing population 19 Our Fuel Ingredients – A Closer Look Energy for today’s world. For the past two decades, Darling has led the way in biofuel innovation and development.

Creating sustainable food, feed and fuel ingredients for a growing population 20 • In operation for over a year, DGD continues as North America’s largest facility to convert animal fats, used cooking oils and distillers corn oil into renewable diesel • DGD’s nameplate capacity is 137 million gallons per year, or 9,300 barrels per day • DGD also annually produces an estimated 20 million gallons of renewable naphtha, butane and propane as valuable co-products • On August 3, 2014, there was a fire at the DGD facility with no reported injuries. The facility was shut down with damage relatively isolated. We expect to be operational by mid-to-late September. Fuel – A DGD Update: MARKET DRIVERS • Renewable Fuel Standard (RFS)/Government regulations • Ultra low sulfur diesel price • Feedstock cost • Co-product values • Hydrogen costs

Creating sustainable food, feed and fuel ingredients for a growing population • Approximately 120 million gallons of renewable diesel produced • Darling EBITDA approximately $35.2 million • Darling invested capital of approximately $115 million • Plant performance excellent up until fire incident on August 3, 1014 • Operations expected to resume mid-to-late September with expansion to 11,000 barrels per day by mid-October Darling continues to believe in the earnings potential of DGD and ultimately, it will be one of the highest returning assets in our portfolio 21 Year 1 – DGD Lookback

Creating sustainable food, feed and fuel ingredients for a growing population 22 Fuel – A Closer Look: • In answer to Europe’s stringent laws enacted post-BSE, Rendac collects and safely processes mortalities and slaughter by-products that are designated unfit for animal feeds or human consumption (Category C1 & C2) • Rendac plays an important role in the control and prevention of animal diseases • Rendac’s end products are used as biofuel for energy production at our own plants as well as providing energy for local needs and as raw material for second generation biodiesel. MARKET DRIVERS • Raw material volume • Government disposal regulations • Subsidies

Creating sustainable food, feed and fuel ingredients for a growing population 23 • One of the largest producers of green energy from a digesting process in the Netherlands, our Ecoson Green Energy Park is located in Son o Organic residuals from food industry are converted to biogas for green electricity o Biophosphate produced from pig manure for use as fertilizer Fuel – A Closer Look: MARKET DRIVERS • Raw material volume • Manure and organics supply • Energy prices

Growth Strategy How we will grow and sustain our business Creating sustainable food, feed and fuel ingredients for a growing population

Creating sustainable food, feed and fuel ingredients for a growing population Note: Management’s current views on future performance (see page 2). Baseline EBITDA does not include Diamond Green Diesel. Projected EBITDA Growth thru 2017 and Beyond And how we plan to do it... Stable and positioned to grow 25

Creating sustainable food, feed and fuel ingredients for a growing population (in US $millions) $ 600 EBITDA (250) CAPEX (100) Interest (100) Taxes $ 150 Free Cash For growth projects and debt reduction 70% maintenance/compliance 30% organic growth Financing Projected EBITDA Growth How we plan to pay for it... $75M to new value adding projects with minimum 15-20% return A history of delivering and growing earnings Note: Management’s current views on future performance (see page 2) 26

Financials Creating sustainable food, feed and fuel ingredients for a growing population

Creating sustainable food, feed and fuel ingredients for a growing population $0 $100 $200 $300 $400 $500 $600 $700 2012 2013 LTM June '14 2Q 13 2Q 14 $655 $0 $1,000 $2,000 $3,000 $4,000 $5,000 2012 2013 LTM June '14 2Q 13 2Q 14 28 Food Feed Fuel Pro Forma Operating Performance Net Sales (US $ in millions) Pro Forma Adjusted EBITDA (US $ in millions) $3,997 $584 $615 $3,960 $4,095 Exchange Rates: 2012 2013 LTM Q2 2014 USD/EURO 1.2845 1.3131 1.3572 USD/CAD 1.0084 0.9917 0.94445 $158 $159 $1,007 $1,042 See Cautionary Statement at end of this presentation. 28

Creating sustainable food, feed and fuel ingredients for a growing population Pro Forma Adjusted EBITDA 29 See Cautionary Statement at end of this presentation. FYE 2012 FYE 2013 LTM Q2 2014 Q2 2013 Q2 2014 Net Income 302,642$ 241,426$ 69,407$ 71,927$ 32,757$ Depreciation and Amortization 173,217 188,977 235,028 43,216 67,042 Goodwill Impairment 10,083 - (5) - 456 Interest Income - (68) (1,514) (63) (1,430) Interest Expense 40,284 70,896 102,922 15,008 26,571 Foreign Currency - (28,108) 14,310 5 (11) Non-Controlling Interest 9,779 7,855 4,646 4,529 1,818 Other, net Expense (2,122) (8,849) 799 (2,223) 2,317 Equity in unconsolidated sub (310) (7,660) (17,934) 2,630 (2,040) Income Tax Expense 121,840 109,854 47,996 25,664 15,503 Adjusted EBITDA 655,413$ 574,323$ 455,655$ 160,693$ 142,983$ DGD Joint Venture EBITDA - 17,261 35,393 (1,962) 5,902 Darling Ingredients International 13th Week - - Acquisition Costs - 23,271 43,383 - 4,165 Non-Cash Inventory Step up - - 49,803 4,971 Proforma EBITDA 655,413$ 614,855$ 584,234$ 158,731$ 158,021$

Creating sustainable food, feed and fuel ingredients for a growing population 0 100 200 300 400 500 600 700 Mar. 29, 2014 June 28, 2014 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 FYE 2012 FYE 2013 LTM Q2 2014 Note: Net working capital is defined as current assets less current liabilities. Operating Performance (US $ in millions) 30 Free Cash Net Working Capital June 28, 2014 Credit Agreement Revolving Credit Facility 200,018$ Term Loan A 336,421 Term Loan B 1,294,442 5.375% S nior Notes due 2022 500,000 Other Notes and Obligations 40,390 2,371,271 Less cash and cash equivalents 143,785 Net Debt: 2,227,486$ Debt Summary $430 $364 $412 $591 $569 Note: Free cash flow defined as Pro Forma Adjusted EBITDA less capital expenditures See Cautionary Statement at end of this presentation.

Shareholder Value Success is consistently providing maximum value to the supply chain Our Recipe for Success... Creating sustainable food, feed and fuel ingredients for a growing population 31 Protein Production 31 Maximize the valuation of our raw materials by focusing on their highest and best possible use Value Adding Identify the world population’s challenging food, feed and fuel needs Develop new products and applications and grow geographically to answer these needs

Q&A 32 Creating sustainable food, feed and fuel ingredients for a growing population

Creating sustainable food, feed and fuel ingredients for a growing population 33 The unaudited pro forma financial information (“Unaudited Pro Forma Financial Information”) presented in the Financial Section pages of this presentation was prepared by Darling management and is based upon (i) Darling audited financial statements for the fiscal years ended December 29, 2012 and December 28, 2013, respectively, (ii) Darling unaudited financial statements for the six months ended June 29, 2013 and June 28, 2014, respectively, (iii) VION Ingredients audited financial statements for the year ended December 31, 2012 as prepared under Dutch GAAP, but including a US GAAP reconciliation footnote, (iv) VION Ingredients unaudited condensed consolidated and combined interim financial statements for the twelve months ended December 31, 2013 and six months ended June 29, 2013, respectively as prepared under Dutch GAAP, but including a US GAAP reconciliation footnote; (vi) the Rothsay audited statement of assets acquired and liabilities assumed and the related statement of net revenues and direct costs and operating expenses for the fiscal year ended December 29, 2012 and (vii) Rothsay unaudited statement of assets acquired and liabilities assumed and the related statement of net revenues and direct costs and operating expenses for the nine months ended September 28, 2013 and the six months ended June 29, 2013. Darling is presenting the Unaudited Pro Forma Financial Information for informational purposes only. Darling believes that the Unaudited Pro Forma Financial Information was prepared in good faith and on a reasonable basis based on the best information available at the time of its preparation. The Unaudited Pro Forma Financial Information, however, is not fact. The Unaudited Pro Forma Financial Information was not intended to be used as predictive of future performance. It was not prepared in compliance with the requirements of GAAP, the published guidelines of the SEC regarding pro forma information, or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of pro forma financial information. Darling’s independent public auditor has not audited or reviewed the Unaudited Pro Forma Financial Information. The inclusion of the Unaudited Pro Forma Financial Information in this presentation should not be regarded as a representation that Darling or any of its officers, affiliates, advisors, or representatives consider the Unaudited Pro Forma Financial Information to be a reliable prediction of future events or results, or a representation that actual results would have been comparable had the Transactions occurred on the dates indicated, and the information should not be relied upon as such. Darling acquired Rothsay on October 28, 2013 and VION Ingredients on January 7, 2014. Neither Rothsay nor VION Ingredients had been operated as a stand-alone business prior to the respective acquisitions, but rather as divisions of their respective parent entities. Management does not believe that the Unaudited Pro Forma Financial Information is necessarily indicative of future performance of Darling, and in fact, actual performance may differ significantly (either better or worse) from the performance indicated in the Unaudited Pro Forma Financial Information due to (i) the challenges inherent in integrating the businesses of Darling, Rothsay and VION Ingredients, (ii) changes to Darling’s operations and strategy that may have been implemented or may be implemented in the future as a result of the Transactions or otherwise, and (iii) numerous other potential risks and uncertainties, including, but not limited to, those set forth under “Risk Factors” in the Form 10-K of Darling International Inc. (predecessor by name change to Darling) for the year ended December 28, 2013, which was filed with the SEC on February 26, 2014. Investors are cautioned not to rely on the Unaudited Pro Forma Financial Information as a measure of future performance. There can be no assurance that the results indicated in Unaudited Pro Forma Financial Information would have been realized had the Transactions taken place on the dates assumed in the Unaudited Pro Forma Financial Information or that actual results for the combined entity will not be materially different. Pro forma information is inherently reliable and should not be used as the basis for an investment decision. Darling does not undertake to revise or update the Unaudited Pro Forma Financial Information, even if some or all of the assumptions utilized in preparing the information proves to be wrong. ASSUMPTIONS The key assumptions that were used to prepare the Unaudited Pro Forma Financial Information includes, but is not limited to the following: 1. The Unaudited Pro Forma Financial Information is not intended to and in fact does not comply with Regulation S-X Article 3; 2. The Unaudited Pro Forma Financial Information assumes that the acquisitions of Darling Ingredients International and Rothsay occurred on January 1, 2012, and have been presented herein on a combined basis. Thus, the presentation effectively combines the historic financial information (unless as otherwise noted below) of the respective businesses and does not eliminate any net sales and the profit related thereto for any transactions between Darling Ingredients Inc. and Darling Ingredients International (formerly known as VION Ingredients), or Darling Ingredients Inc. and Rothsay for periods prior to the respective acquisition dates; 3. For periods prior to January 7, 2014, the Unaudited Pro Forma Financial Information for Darling Ingredients International is based on the company’s underlying Dutch GAAP financial statements, which have been converted to US GAAP taking into account all known and material Dutch – US GAAP adjustments; 4. For periods prior to January 7, 2014, the Unaudited Pro Forma Financial Information for Darling Ingredients International does not reflect the application of purchase accounting in accordance with ASC 805 and hence, the recognition of Darling Ingredients International’s assets and liabilities assumed at their respective fair values. Thus, there is no non-cash inventory step-up adjustment for any financial period presented that excludes the six months ended June 28, 2014; 5. For periods prior to October 28, 2013, the Unaudited Pro Forma Financial Information for Rothsay is based on the Rothsay statement of assets acquired and liabilities assumed and the related statement of net revenues and direct costs and operating expenses, which were prepared under US GAAP; 6. For periods prior to October 28, 2013, the Unaudited Pro Forma Financial Information for Rothsay does not reflect the application of purchase accounting in accordance with ASC 805 and hence, the recognition of Rothsay’s assets and liabilities assumed at their respective fair values. Thus, there is no non-cash inventory step-up adjustment for any financial period presented that excludes the three months ended December 28, 2013; 7. No procedures were performed by management to ensure that the Unaudited Pro Forma Financial Information for Darling Ingredients International or Rothsay for the Second Quarter 2013 reflects an appropriate cut-off with respect to sales transactions, expense accruals, payroll, or other similar income statement items that could have an impact on the net sales and Pro Forma Adjusted EBITDA presented herein; 8. Prior to the acquisition by Darling Ingredients Inc. neither Darling Ingredients International Inc. nor Rothsay prepared segment financial information in accordance with segments reflected in the Unaudited Pro Forma Financial Information reflected herein; therefore, the allocation of SG&A costs to the respective segments for periods prior to the respective acquisition were based upon the allocation methodology utilized for Q2 2014; 9. The foreign currency translation rate for net sales and Pro Forma Adjusted EBITDA was based on the average rate for each of the respective periods presented. Cautionary Statement Regarding Unaudited Pro Forma Financial Information 33